Exhibit 99.2

Annual Meeting of Stockholders May 22, 2008 FOX CHASE BANCORP, INC. FOX CHASE BANCORP, INC.

FOX CHASE BANCORP, INC. This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts. They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. These risks and uncertainties involve general economic trends, changes in interest rates, competition, the quality and composition of the loan and investment portfolios, deposit flows, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

Board of Directors Richard M. Eisenstaedt Chairman of the Board, Chairman of Nominating and Corporate Governance Committee

Board of Directors Roger H. Ballou Todd S. Benning Chairman of Audit Committee Richard E. Bauer Chairman of Compensation Committee

Board of Directors Peter A. Sears Anthony A. Nichols, Sr. RoseAnn B. Rosenthal Photo not available

Thomas M. Petro President and Chief Executive Officer

Executive Team Bank Executive Team Dave Kowalek Chief Credit Officer Kerry Lynch Chief Payments Officer Mary Regnery SVP, Human Resources Jim Schermerhorn Chief Lending Officer Jerry Holbrook Chief Operating Officer Rich Fuchs Chief Deposit Officer Roger Deacon Chief Financial Office r

Today’s Presentation Our Strategic Focus Customers Employees Stockholders Community Our Financial Results

Our History – Celebrating 140 years in 2007 Fox Chase Bank Charter Established 1867 Historic Fox Chase Hotel 1867-1892

Our Branches

Our Mission Satisfy customers by delivering financial solutions that they care about most Satisfy employees by creating a professional, supportive and challenging work environment that rewards results, fosters engagement and provides ownership opportunities Satisfy stockholders by delivering consistent year- over-year earnings growth Satisfy communities by being a good corporate citizen and through active financial and volunteer support

Our Corporate Culture Act in the best interest of our customers at all times Be courteous, helpful, and prepared Anticipate our clients’ needs Act with integrity Deliver results

Our Business Strategy Customer Focus Relationship-based business bank focused on three segments of the market: o Privately-held Companies o Professional Practices o Real Estate Firms Relationship-based consumer bank focused on serving: o Personal banking needs of business owners o Families that have formed the backbone of Fox Chase Bank for 140 years

Our Business Strategy Core Competencies Manage Credit Risk Deliver Payments Solutions Make Investments

Our Business Strategy Increase business lending Build business core deposits Leverage payments expertise and deliverables Expand our business product offerings Extend the Bank’s geographic footprint Supplement organic growth with acquisitions

Objective: 1/3 Commercial; 1/3 Residential; 1/3 Consumer 2006 2007 24% 58% 18% Residential Commercial Consumer Our Business Strategy Loan Portfolio Strategy 17% 35% 48% Residential Commercial Consumer

Our Business Strategy Payments Solutions Your logo here ACH Origination Payroll Services Merchant Processing Short Term Investments

Our People Strategy Satisfied employees create satisfied customers that create satisfied stockholders Hire and retain the very best talent Provide opportunities to learn and grow Create a challenging and engaging environment Reward and recognize performance Think and act like business owners Own a stake in the company

Our Stockholder Strategy Increase Franchise Value Deliver sustainable year-over-year earnings growth Conduct stock repurchases Pay dividends linked to earnings growth Expand franchise

Our Community Strategy Active volunteer support and participation in community events Neighborhood Commitment Programs: o Matching Gifts Program o Corporate Giving Program o Community Sponsorships

Fox Chasers MS 150 City to Shore Ride benefiting multiple sclerosis research West Chester Grand Opening Ribbon Cutting November 1, 2007 Community

Celebrating our 140th Anniversary Community Commercial Client Business Party November 3, 2007 Rhawn Street Branch Community Festival November 3, 2007

Fox Chase Bank Charitable Foundation Mission: o Encourage business entrepreneurship and economic development o Support artistic and cultural initiatives that enrich our communities o Provide vital human services, access to safe and affordable housing or economic stimulus

Fox Chase Bank Charitable Foundation 2007 Grants: Arden Theater Company Casa Youth Advocates Chester County Historical Society Community Volunteers in Medicine Consumer Credit Counseling Service of the Delaware Valley Delaware Valley Green Building Council Eastern Montgomery County Cultural Enhancement Endeavor Endow A Home Keystone Hospice Laurel House Life Beyond Abuse Mercy Neighborhood Ministries One House At A Time Peoples Light & Theatre Company Please Touch Museum Rose Tree Media Education Foundation (Bully Prevention Program) The PA Chapter of the ACP Willow Grove Development Corporation Community Volunteers in Medicine Community Volunteers in Medicine – Check Presentation

Our Financial Results 2007 Financial Highlights

Financial Results $483 $367 $357 $447 $330 $330 $296 $44 $134 $31 $38 $38 $37 $43 $228 $46 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 2007 Other Loans Investments Cash & Equivalents $ Millions Total Assets

Financial Results $30 $30 $30 100 $59 $64 $122 $805 $682 $597 $586 $126 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2004 2005 2006 2007 Other Borrowings Equity Deposits $ Millions Total Liabilities and Capital

Financial Results 2.11% 2.05% 2.60% 2.33% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2004 2005 2006 2007 Net Interest Margin

Our Financial Results ($1,888) $1,930 $3,634 $5,960 (3,000) (2,000) (1,000) 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Net Income (Loss) 2004 2005 2006 2007 $ Millions

Presentation Summary Our History – Celebrating 140 years Our Strategic Focus Customers People Stockholders Community Our Financial Results

Presentation Summary Questions and Answers